united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

TOPS® Aggressive Growth ETF Portfolio
TOPS® Balanced ETF Portfolio
TOPS® Conservative ETF Portfolio
TOPS® Growth ETF Portfolio
TOPS® Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

2016 Market Commentary

“2016 Was a Good Year for Diversified Portfolios as Returns Were Solid Across the Board”

2016 was a very good year for diversified portfolios and full calendar year returns for the TOPS portfolios ranged from middle single digits to around 13%. TOPS returns were boosted by exposure to diversifier asset classes, meant to provide additional risk adjusted return over time. This was a welcome turnaround from 2015, when most diversifier asset classes trailed large cap US stocks as represented by the S&P 500. We reiterated a year ago that we would not waver from our disciplined investment approach, which emphasizes diversification across and within asset classes, and our strategy paid off as the TOPS portfolios steadily gained value throughout 2016.

We begin by discussing some of the highlights of 2016, but will focus most of this Commentary on several questions that may prove important to TOPS portfolio strategies in 2017, including:

1)	Will current trends such as rising equity markets, rising interest rates, and beneficial diversification continue?

2)	Can we expect a revival of solid global economic growth rates?

3)	Will financial market volatility increase?

Fourth Quarter and Full Year Market Review

The fourth quarter got off to a slow start, as QTD returns for most equity and fixed income indices were negative through the first week of November. Then a bombshell struck markets, as Hillary Clinton’s widely-expected presidential victory was instead a stunning win for Donald Trump. Likewise, control of the U.S. Senate was expected to go to the Democrats, but final results showed the Republicans maintained a small majority and also suffered only limited losses in the House. The election results created expectations for shifts in federal policies, which ignited a strong rally in stocks and exacerbated the weakening in the bond market.

The net effect of this reversal was that domestic equities were very strong in Q4: the S&P 500 total return was +3.8%, S&P MidCap +7.4% and S&P SmallCap +11.1%. The potential reversal of leadership between S&P 500 Value and Growth continued as Value returned +7.3% vs. Growth at +0.5%. The US Dollar also rallied, which drove Developed International (EAFE) stocks to lose a little ground at -0.7% and Emerging Markets (EM) were also hit, falling -4.2%. The powerful rally in commodity ETFs continued in Q4, however, REIT returns were negative due primarily to higher interest rates.

The 10 year US Treasury bond yield rose a full percentage point above its Q3 close of 1.6% by mid-December, and the year-end yield was 2.49%, resulting in -2.9% Q4 total return. Basically, the shorter your average maturity the better, as most sectors of the fixed income market recorded negative returns.

The strength of domestic stocks in Q4 vaulted them to a substantial full year outperformance vs. developed international equities. In the case of equities, the smaller the better, the S&P 500 returned a solid +12.0%, but MidCap was better at +20.7% and SmallCap was better yet at +26.6%. Meanwhile, EAFE was far behind at +1.0%, although EM still had a good year at +11.1%. The strong Dollar also took a toll on international REITS, which were flat for the year. Domestic

12/31/2016

REITS lagged US equities, but did better than bonds at +6.4%. In commodities, Guggenheim MSCI Global Timber (CUT) recorded a +7.3% return, while the FlexShares Global Upstream Natural Resources was strongest performing TOPS holding for the year with an astounding 31.3% return.

Despite the challenges of the Q4 rising-rate environment, every fixed income ETF held in the TOPS portfolios showed positive returns for the full year. We feel this is a testament to the strategic positioning of TOPS fixed income allocations. The Barclay’s U.S. Aggregate Bond Index finished with a +2.65% return and high yield corporates (+13.4%), bank loans (+9.2%) and investment grade corporates (+6.2%) were among the leaders for TOPS. US Treasuries recorded roughly 1% returns over the full yield curve, so our exposure to non-US Treasury sectors helped returns, as did our holdings in US TIPS (+3.2%).

Will current trends continue?

Clearly, the US election results impacted financial markets, as stocks, bond yields, and the Dollar all moved higher based on expectations of stronger growth in the economy and corporate profits, along with rising inflation. Some investors may think the entire four years of Trump have been fully priced into financial markets just a few months after the election.

Here’s some interesting history: When Barack Obama was elected in 2008, the DJIA dropped 929 points (nearly 10%) in the first two days after the election. That was the worst two-day drop since the October 1987 Crash! However, the Obama Trade reversed to a very solid bullish trend as the DJIA gained 90.5% from Election Day 2008 to Election Day 2016. The Trump Trade has been the opposite of the early Obama Trade thus far, as the DJIA rallied immediately and was +7.7% from Election Day to year-end.

Prior to Election Day, investors were cautious as stocks seemed expensive, S&P 500 earnings per share (EPS) were falling, Gross Domestic Product (GDP) was barely growing, the Fed was talking about increasing interest rates, and the USD was moving higher. Since then, investors switched to risk-on trades, EPS grew in Q3, EPS estimate revisions have turned positive, Q3 GDP was revised to +3.5%, GDP forecasts are rising, the Federal Reserve increased the Fed Funds rate and the Dollar strengthened further.

One important task for investors in 2017 will be to determine if these shorter term moves will develop into trends with staying power. If these are indeed trends, diversification within domestic assets may prove more valuable than global diversification in the short term. The longer term impacts are, as always, unforecastable.

Can we expect a revival of solid global economic growth rates?

Although US GDP ramped up to +3.5% in Q3, there is not yet a lot of evidence that US growth is reviving from its post-Great Recession trend of +2% growth. The biggest improvement in US data has been in the various sentiment and confidence surveys. While rising “animal spirits” may induce businesses and consumers to spend and invest, they will fade away if Washington fails to implement improved regulatory, taxation and spending plans. Investors are also counting on the Fed failing to enact a serious tightening binge. We plan to take a “wait and see” attitude on US economic growth. The international landscape is at least equally dicey, as there is noticeable headline risk in Europe. The Netherlands, France and Germany have national elections this year. If the elections prove benign, markets will still have to digest the Italian banking situation and furthering progress for Britain’s exit from the EU.

12/31/2016

Growth in emerging economies slowed significantly over the past few years. While rising commodity prices helped Emerging Markets to recover in 2016, there continues to be several factors which will decide if emerging markets can return to their former growth glory in 2017 and beyond.

Will financial market volatility increase?

We expect volatility will increase in 2017. There may not be anything as dramatic as the 15% stock market plunge we experienced early last year, or the 100 basis point bond yield surge from late last year. However, terrorism, politics, higher valuations, investor complacency and an unfriendly Federal Reserve combine to suggest investor sentiment swings may be sizeable enough to cause market volatility. We note the Secular Bull Market in bonds is now 35 years old, the last US recession ended 6 years ago, housing prices have returned to former high levels in many areas, and that US stocks have not experienced a 20% correction in over 5 years. Old age won’t cause any of these markets to reverse, but volatility may increase if investors determine they need to protect capital gains that have built up.

Portfolio Strategies

The TOPS strategy for managing globally diversified portfolios is focused on optimizing risk adjusted returns. We recognize the global economy is growing at a below average rate, but see few signs that a US recession is in the offing. Domestic equities are trending higher and international valuations are attractive. While it appears to us that interest rates may rise this year, the absence of inflation and the presence of high demand for fixed income should moderate any increase that develops. As always, we are constantly analyzing the markets and economy for indications that changes to the TOPS portfolios are necessary. At this time, we believe the portfolios are appropriately structured for the current environment.

12/31/2016

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float -adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Indexis a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds , government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0- 5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

6111-NLD-1/18/2017

12/31/2016

TOPS® Aggressive Growth ETF Portfolio

Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***
	Year	(Annualized)	(Annualized)	(Annualized)
Aggressive Growth ETF Portfolio
Class 1	13.41%	10.52%	6.49%	N/A
Class 2	13.16%	10.32%	6.30%	N/A
Investor Class	12.37%	N/A	N/A	3.27%
S&P 500 Total Return Index ****	11.96%	14.66%	11.74%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, and Investor Class are 0.38%, 0.63%, and 0.88%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	97.6%
Other Assets and Liabilities/Cash & Cash Equivalents	2.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***
	Year	(Annualized)	(Annualized)	(Annualized)
Balanced ETF Portfolio
Class 1	8.22%	6.28%	4.69%	N/A
Class 2	7.91%	5.85%	4.30%	N/A
Investor Class	7.59%	N/A	N/A	2.49%
S&P 500 Total Return Index ****	11.96%	14.66%	11.74%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, and Investor Class are 0.42%, 0.67%, and 0.92%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	49.9%
Debt Funds	48.1%
Other Assets and Liabilities/Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Conservative ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***
	Year	(Annualized)	(Annualized)	(Annualized)
Conservative ETF Portfolio
Class 1	6.16%	4.31%	3.61%	N/A
Class 2	5.82%	4.04%	3.36%	N/A
Investor Class	5.71%	N/A	N/A	1.98%
S&P 500 Total Return Index ****	11.96%	14.66%	11.74%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, and Investor Class are 0.45%, 0.70%, and 0.95%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Debt Funds	68.0%
Equity Funds	30.0%
Other Assets and Liabilities/Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***
	Year	(Annualized)	(Annualized)	(Annualized)
Growth ETF Portfolio
Class 1	12.60%	9.24%	7.39%	N/A
Class 2	12.32%	8.96%	7.03%	N/A
Investor Class	11.65%	N/A	N/A	2.95%
S&P 500 Total Return Index ****	11.96%	14.66%	11.74%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, and Investor Class are 0.42%, 0.67%, and 0.92%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	84.9%
Debt Funds	13.0%
Other Assets and Liabilities/Cash & Cash Equivalents	2.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***
	Year	(Annualized)	(Annualized)	(Annualized)
Moderate Growth ETF Portfolio
Class 1	10.79%	7.77%	5.17%	N/A
Class 2	10.52%	7.47%	4.90%	N/A
Investor Class	9.60%	N/A	N/A	2.64%
S&P 500 Total Return Index ****	11.96%	14.66%	11.74%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, and Investor Class are 0.42%, 0.67%, and 0.92%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	65.2%
Debt Funds	33.2%
Other Assets and Liabilities/Cash & Cash Equivalents	1.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Aggressive Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 97.6%
	EQUITY FUNDS - 97.6%
7,744	FlexShares Global Upstream Natural Resources Index Fund	$221,943
2,956	Guggenheim MSCI Global Timber	73,220
6,190	iShares Core S&P Mid-Cap ETF	1,023,455
7,977	iShares Core S&P Small-Cap ETF	1,096,997
9,586	iShares S&P 500 Growth ETF	1,167,479
10,847	iShares S&P 500 Value ETF	1,099,669
4,139	SPDR Dow Jones International Real Estate ETF	149,335
1,606	SPDR Dow Jones REIT ETF	149,920
30,101	Vanguard FTSE All-World ex-US ETF	1,329,862
2,366	Vanguard FTSE All World ex-US Small-Cap ETF	222,475
17,395	Vanguard FTSE Emerging Markets ETF	622,393
1,333	WisdomTree Emerging Markets SmallCap Dividend Fund	52,134
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,773,019)	7,208,882

	SHORT-TERM INVESTMENT - 2.3%
	MONEY MARKET FUND - 2.3%
169,298	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)
	(Cost - $169,298)	169,298

	TOTAL INVESTMENTS - 99.9% (Cost - $6,942,317) (b)	$7,378,180
	OTHER ASSETS AND LIABILITIES - NET - 0.1%	4,338
	TOTAL NET ASSETS - 100.0%	$7,382,518

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $6,974,365 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$544,212
Unrealized depreciation:	(140,397)
Net unrealized appreciation:	$403,815

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 48.1%
22,672	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$559,998
2,204	iShares 1-3 Year Treasury Bond ETF	186,128
6,113	iShares 3-7 Year Treasury Bond ETF	748,904
3,666	iShares Floating Rate Bond ETF	185,976
5,375	iShares iBoxx $High Yield Corporate Bond ETF	465,206
5,609	iShares iBoxx $Investment Grade Corporate Bond ETF	657,263
10,679	PIMCO 1-5 Year U.S. TIPS Index ETF	560,327
7,970	PowerShares Senior Loan Portfolio	186,179
12,194	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	372,283
10,581	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	186,226
3,579	Vanguard Mortgage-Backed Securities ETF	187,146
3,432	Vanguard Total International Bond ETF	186,323
		4,481,959
	EQUITY FUNDS - 49.9%
3,269	FlexShares Global Upstream Natural Resources Index Fund	93,690
3,744	Guggenheim MSCI Global Timber	92,739
2,233	iShares Core S&P Mid-Cap ETF	369,204
2,684	iShares Core S&P Small-Cap ETF	369,104
5,287	iShares S&P 500 Growth ETF	643,904
10,030	iShares S&P 500 Value ETF	1,016,841
7,864	SPDR Dow Jones International Real Estate ETF	283,733
3,050	SPDR Dow Jones REIT ETF	284,717
878	Vanguard Energy ETF	91,909
16,923	Vanguard FTSE All-World ex-US ETF	747,658
1,997	Vanguard FTSE All World ex-US Small-Cap ETF	187,778
10,616	Vanguard FTSE Emerging Markets ETF	379,840
815	Vanguard Materials ETF	91,639
		4,652,756
	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,895,409)	9,134,715

	SHORT-TERM INVESTMENT - 2.1%
	MONEY MARKET FUND - 2.1%
195,737	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)
	(Cost - $195,737)	195,737

	TOTAL INVESTMENTS - 100.1% (Cost - $9,091,146) (b)	$9,330,452
	OTHER ASSETS AND LIABILITIES - NET - (0.1)%	(9,581)
	TOTAL NET ASSETS - 100.0%	$9,320,871

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $9,165,612 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$317,712
Unrealized depreciation:	(152,872)
Net unrealized appreciation:	$164,840

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 68.0%
18,946	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$467,966
4,846	iShares 1-3 Year Treasury Bond ETF	409,245
2,866	iShares 3-7 Year Treasury Bond ETF	351,114
3,455	iShares Floating Rate Bond ETF	175,272
2,997	iShares iBoxx $Investment Grade Corporate Bond ETF	351,188
2,344	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	234,072
8,925	PIMCO 1-5 Year U.S. TIPS Index ETF	468,295
2,307	PIMCO Enhanced Short Maturity Active ETF	233,768
15,019	PowerShares Senior Loan Portfolio	350,844
15,331	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	468,055
6,642	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	116,899
2,238	Vanguard Mortgage-Backed Securities ETF	117,025
4,302	Vanguard Total International Bond ETF	233,556
		3,977,299
	EQUITY FUNDS - 30.0%
4,056	FlexShares Global Upstream Natural Resources Index Fund	116,245
1,408	iShares Core S&P Mid-Cap ETF	232,799
846	iShares Core S&P Small-Cap ETF	116,342
2,384	iShares S&P 500 Growth ETF	290,347
4,029	iShares S&P 500 Value ETF	408,460
3,267	SPDR Dow Jones International Real Estate ETF	117,873
1,268	SPDR Dow Jones REIT ETF	118,368
6,617	Vanguard FTSE All-World ex-US ETF	292,339
622	Vanguard FTSE All World ex-US Small-Cap ETF	58,487
		1,751,260
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,670,624)	5,728,559

	SHORT-TERM INVESTMENT - 3.2%
	MONEY MARKET FUND - 3.2%
183,692	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)
	(Cost - $183,692)	183,692

	TOTAL INVESTMENTS - 101.2% (Cost - $5,854,316) (b)	$5,912,251
	OTHER ASSETS AND LIABILITIES - NET - (1.2)%	(67,500)
	TOTAL NET ASSETS - 100.0%	$5,844,751

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $5,881,800 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$104,734
Unrealized depreciation:	(74,283)
Net unrealized appreciation:	$30,451

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 97.9%
	DEBT FUNDS - 13.0%
10,044	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$248,087
2,030	iShares 3-7 Year Treasury Bond ETF	248,695
5,736	iShares iBoxx $High Yield Corporate Bond ETF	496,451
2,368	PIMCO 1-5 Year U.S. TIPS Index ETF	124,249
21,252	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	374,035
2,377	Vanguard Mortgage-Backed Securities ETF	124,293
		1,615,810
	EQUITY FUNDS - 84.9%
17,342	FlexShares Global Upstream Natural Resources Index Fund	497,022
4,998	Guggenheim MSCI Global Timber	123,800
8,239	iShares Core S&P Mid-Cap ETF	1,362,236
10,809	iShares Core S&P Small-Cap ETF	1,486,454
13,192	iShares S&P 500 Growth ETF	1,606,654
14,698	iShares S&P 500 Value ETF	1,490,083
10,496	SPDR Dow Jones International Real Estate ETF	378,696
2,721	SPDR Dow Jones REIT ETF	254,005
1,178	Vanguard Energy ETF	123,313
47,975	Vanguard FTSE All-World ex-US ETF	2,119,536
2,656	Vanguard FTSE All World ex-US Small-Cap ETF	249,744
19,269	Vanguard FTSE Emerging Markets ETF	689,445
1,092	Vanguard Materials ETF	122,784
1,604	WisdomTree Emerging Markets SmallCap Dividend Fund	62,732
		10,566,504
	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,469,577)	12,182,314

	SHORT-TERM INVESTMENT - 3.2%
	MONEY MARKET FUND - 3.2%
394,218	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)
	(Cost - $394,218)	394,218

	TOTAL INVESTMENTS - 101.1% (Cost - $11,863,795) (b)	$12,576,532
	OTHER ASSETS AND LIABILITIES - NET - (1.1)%	(139,134)
	TOTAL NET ASSETS - 100.0%	$12,437,398

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $11,928,367 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$892,383
Unrealized depreciation:	(244,218)
Net unrealized appreciation:	$648,165

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 98.4%
	DEBT FUNDS - 33.2%
17,593	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$434,547
3,429	iShares 1-3 Year Treasury Bond ETF	289,579
1,184	iShares 3-7 Year Treasury Bond ETF	145,052
8,364	iShares iBoxx $High Yield Corporate Bond ETF	723,904
8,659	iShares iBoxx $Investment Grade Corporate Bond ETF	1,014,662
8,288	PIMCO 1-5 Year U.S. TIPS Index ETF	434,871
12,397	PowerShares Senior Loan Portfolio	289,594
23,725	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	724,324
16,448	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	289,485
5,543	Vanguard Mortgage-Backed Securities ETF	289,843
2,664	Vanguard Total International Bond ETF	144,629
		4,780,490
	EQUITY FUNDS - 65.2%
15,065	FlexShares Global Upstream Natural Resources Index Fund	431,763
5,805	Guggenheim MSCI Global Timber	143,790
6,975	iShares Core S&P Mid-Cap ETF	1,153,246
8,386	iShares Core S&P Small-Cap ETF	1,153,243
11,807	iShares S&P 500 Growth ETF	1,437,975
14,254	iShares S&P 500 Value ETF	1,445,070
12,136	SPDR Dow Jones International Real Estate ETF	437,867
3,143	SPDR Dow Jones REIT ETF	293,399
1,373	Vanguard Energy ETF	143,726
39,326	Vanguard FTSE All-World ex-US ETF	1,737,423
3,083	Vanguard FTSE All World ex-US Small-Cap ETF	289,894
16,091	Vanguard FTSE Emerging Markets ETF	575,736
1,273	Vanguard Materials ETF	143,136
		9,386,268
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,690,428)	14,166,758

	SHORT-TERM INVESTMENT - 1.6%
	MONEY MARKET FUND - 1.6%
228,698	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)
	(Cost - $228,698)	228,698

	TOTAL INVESTMENTS - 100.0% (Cost - $13,919,126) (b)	$14,395,456
	OTHER ASSETS AND LIABILITIES - NET - 0.0%	7,040
	TOTAL NET ASSETS - 100.0%	$14,402,496

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $14,032,040 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$594,355
Unrealized depreciation:	(230,939)
Net unrealized appreciation:	$363,416

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities
December 31, 2016

	Aggressive		Balanced		Conservative
	Growth		ETF		ETF
	ETF Portfolio		Portfolio		Portfolio
Assets:
Investments in securities, at cost	$6,942,317		$9,091,146		$5,854,316
Investments in securities, at value	$7,378,180		$9,330,452		$5,912,251
Receivable for securities sold	—		—		3,263
Receivable for Portfolio shares sold	29,132		47,894		30
Interest and dividends receivable	40		1,429		2,559
Total Assets	7,407,352		9,379,775		5,918,103
Liabilities:
Payable for Portfolio shares redeemed	94		46,177		497
Payable for securities purchased	22,017		9,573		71,518
Accrued investment advisory fees	616		767		477
Accrued distribution (12b-1) fees	1,491		1,620		383
Payable to related parties and administrative service fees	616		767		477
Total Liabilities	24,834		58,904		73,352
Net Assets	$7,382,518		$9,320,871		$5,844,751

Components of Net Assets:
Paid in capital	$6,778,032		$8,907,450		$5,758,757
Undistributed net investment income	116,903		149,202		63,654
Accumulated net realized gain (loss) on investments	51,720		24,913		(35,595)
Net unrealized appreciation on investments	435,863		239,306		57,935
Net Assets	$7,382,518		$9,320,871		$5,844,751

Class 1 Shares:
Net assets	$301,500		$1,574,339		$4,025,746
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	23,752		135,733		358,612

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.69		$11.60		$11.23

Class 2 Shares:
Net assets	$7,081,005		$7,746,520		$1,818,994
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	562,137		689,720		162,801

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.60		$11.23		$11.17

Investor Class Shares:
Net assets	$13		$12		$11
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1		1		1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.44	(a)	$11.76	(a)	$11.48	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2016

	Growth		Moderate
	ETF		Growth
	Portfolio		ETF Portfolio
Assets:
Investments in securities, at cost	$11,863,795		$13,919,126
Investments in securities, at value	$12,576,532		$14,395,456
Receivable for securities sold	10,667		131,572
Receivable for Portfolio shares sold	8,712		2,656
Interest and dividends receivable	1,770		2,434
Total Assets	12,597,681		14,532,118
Liabilities:
Payable for Portfolio shares redeemed	176		50,835
Payable for securities purchased	155,979		74,011
Accrued investment advisory fees	1,028		1,199
Accrued distribution (12b-1) fees	2,072		2,378
Payable to related parties and administrative service fees	1,028		1,199
Total Liabilities	160,283		129,622
Net Assets	$12,437,398		$14,402,496

Components of Net Assets:
Paid in capital	$11,453,595		$13,760,368
Undistributed net investment income	209,527		225,058
Accumulated net realized gain (loss) on investments	61,539		(59,260)
Net unrealized appreciation on investments	712,737		476,330
Net Assets	$12,437,398		$14,402,496

Class 1 Shares:
Net assets	$2,518,308		$3,040,965
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	189,798		276,038

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.27		$11.02

Class 2 Shares:
Net assets	$9,919,076		$11,361,519
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	758,325		1,064,906

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.08		$10.67

Investor Class Shares:
Net assets	$14		$12
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1		1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$14.09	(a)	$11.65	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2016

	Aggressive	Balanced	Conservative
	Growth	ETF	ETF
	ETF Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$143,136	$179,892	$74,389
Interest income	440	561	353
Total Investment Income	143,576	180,453	74,742
Expenses:
Investment advisory fees	5,984	7,141	3,162
Distribution fees (12b-1) - Class 2 Shares	14,674	16,936	4,760
Related parties and administrative service fees	5,984	7,141	3,162
Total Expenses	26,642	31,218	11,084
Net Investment Income	116,934	149,235	63,658
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	55,244	69,436	(11,707)
Distributions of realized gains by underlying investment companies	—	5	3
	55,244	69,441	(11,704)
Net change in unrealized appreciation on investments	611,431	364,169	134,846
Net Realized and Unrealized Gain on Investments	666,675	433,610	123,142
Net Increase in Net Assets Resulting from Operations	$783,609	$582,845	$186,800

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2016

	Growth	Moderate
	ETF	Growth
	Portfolio	ETF Portfolio
Investment Income:
Dividend income	$247,866	$261,912
Interest income	732	838
Total Investment Income	248,598	262,750
Expenses:
Investment advisory fees	9,769	9,450
Distribution fees (12b-1) - Class 2 Shares	19,484	18,760
Related parties and administrative service fees	9,769	9,450
Total Expenses	39,022	37,660
Net Investment Income	209,576	225,090
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	101,431	(17,433)
Distributions of realized gains by underlying investment companies	3	8
	101,434	(17,425)
Net change in unrealized appreciation on investments	866,549	695,972
Net Realized and Unrealized Gain on Investments	967,983	678,547
Net Increase in Net Assets Resulting from Operations	$1,177,559	$903,637

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$116,934	$66,580	$149,235	$81,550
Net realized gain on investments	55,244	64,117	69,436	43,874
Distributions of realized gains by underlying investment companies	—	—	5	—
Net change in unrealized appreciation (depreciation) on investments	611,431	(303,806)	364,169	(279,527)
Net increase (decrease) in net assets resulting from operations	783,609	(173,109)	582,845	(154,103)
From Distributions to Shareholders:
Net Investment Income:
Class 1	(1,821)	(911)	(6,206)	(338)
Class 2	(64,748)	(41,050)	(75,315)	(67,412)
Net Realized Gains:
Class 1	(1,601)	(3,040)	(3,847)	(364)
Class 2	(64,907)	(155,342)	(54,128)	(82,879)

Total distributions to shareholders	(133,077)	(200,343)	(139,496)	(150,993)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	210,848	—	1,543,910	—
Class 2	3,515,734	2,257,945	4,762,690	2,002,767
Investor	—	13	1	11
Reinvestment of distributions
Class 1	3,422	3,951	10,053	702
Class 2	129,655	196,392	129,443	150,291
Cost of shares redeemed
Class 1	(617)	(3,261)	(7,272)	—
Class 2	(1,922,929)	(354,958)	(2,758,110)	(881,020)
Investor	—	—	(1)	—
Net increase in net assets from share transactions of beneficial interest	1,936,113	2,100,082	3,680,714	1,272,751
Total increase in net assets	2,586,645	1,726,630	4,124,063	967,655

Net Assets:
Beginning of year	4,795,873	3,069,243	5,196,808	4,229,153
End of year	$7,382,518	$4,795,873	$9,320,871	$5,196,808
Undistributed net investment income at end of year	$116,903	$66,562	$149,202	$81,500

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016		December 31, 2015
SHARE ACTIVITY
Class 1
Shares Sold	16,763	—	133,439		—
Shares Reinvested	282	365	880		65
Shares Redeemed	(50)	(251)	(631)		—
Net increase in shares of beneficial interest outstanding	16,995	114	133,688		65

Class 2
Shares Sold	297,519	186,000	439,270		180,591
Shares Reinvested	10,760	18,235	11,693		14,563
Shares Redeemed	(161,674)	(28,470)	(249,592)		(81,443)
Net increase in shares of beneficial interest outstanding	146,605	175,765	201,371		113,711

Investor Class
Shares Sold	—	1	0	(a)	1
Shares Redeemed	—	—	(0	) (a)	—
Net increase in shares of beneficial interest outstanding	—	1	0		1

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$63,658	$36,446	$209,576	$132,740
Net realized gain (loss) on investments	(11,707)	(22,912)	101,431	193,544
Distributions of realized gains by underlying investment companies	3	—	3	—
Net change in unrealized appreciation (depreciation) on investments	134,846	(59,831)	866,549	(679,554)
Net increase (decrease) in net assets resulting from operations	186,800	(46,297)	1,177,559	(353,270)
From Distributions to Shareholders:
Net Investment Income:
Class 1	(26,973)	(2,774)	(28,295)	(13,524)
Class 2	(9,444)	(30,318)	(104,479)	(86,806)
Net Realized Gains:
Class 1	—	(1,300)	(43,900)	(24,590)
Class 2	—	(16,469)	(184,155)	(178,406)

Total distributions to shareholders	(36,417)	(50,861)	(360,829)	(303,326)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	3,762,897	310,444	558,287	1,143,431
Class 2	2,109,244	793,329	5,516,925	3,498,929
Investor	1	11	1	14
Reinvestment of distributions
Class 1	26,973	4,074	72,195	38,114
Class 2	9,444	46,787	288,634	265,212
Cost of shares redeemed
Class 1	(30,138)	(126,909)	(108,970)	(120,884)
Class 2	(2,909,887)	(757,283)	(3,028,051)	(1,522,522)
Investor	(1)	—	(1)	—
Net increase in net assets from share transactions of beneficial interest	2,968,533	270,453	3,299,020	3,302,294
Total increase in net assets	3,118,916	173,295	4,115,750	2,645,698

Net Assets:
Beginning of year	2,725,835	2,552,540	8,321,648	5,675,950
End of year	$5,844,751	$2,725,835	$12,437,398	$8,321,648
Undistributed net investment income at end of year	$63,654	$36,413	$209,527	$132,725

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio			Growth ETF Portfolio

	Year Ended		Year Ended	Year Ended		Year Ended
	December 31, 2016		December 31, 2015	December 31, 2016		December 31, 2015
SHARE ACTIVITY
Class 1
Shares Sold	335,433		29,090	42,218		92,299
Shares Reinvested	2,428		386	5,649		3,269
Shares Redeemed	(2,707)		(11,715)	(8,145)		(9,661)
Net increase in shares of beneficial interest outstanding	335,154		17,761	39,722		85,907

Class 2
Shares Sold	196,320		71,701	434,974		265,267
Shares Reinvested	854		4,460	22,889		23,022
Shares Redeemed	(267,238)		(67,812)	(238,226)		(114,049)
Net increase (decrease) in shares of beneficial interest outstanding	(70,064)		8,349	219,637		174,240

Investor Class
Shares Sold	0	(a)	1	0	(a)	1
Shares Redeemed	(0	) (a)	—	(0	) (a)	—
Net increase in shares of beneficial interest outstanding	0		1	0		1

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$225,090	$77,918
Net realized gain (loss) on investments	(17,433)	42,179
Distributions of realized gains by underlying investment companies	8	—
Net change in unrealized appreciation (depreciation) on investments	695,972	(281,927)
Net increase (decrease) in net assets resulting from operations	903,637	(161,830)
From Distributions to Shareholders:
Net Investment Income:
Class 1	(14,125)	—
Class 2	(63,795)	(69,994)
Net Realized Gains:
Class 1	(11,652)	(1)
Class 2	(60,201)	(258,854)

Total distributions to shareholders	(149,773)	(328,849)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,510,257	1,608,578
Class 2	7,463,920	3,110,925
Investor	1	11
Reinvestment of distributions
Class 1	25,777	1
Class 2	123,996	328,848
Cost of shares redeemed
Class 1	(267,258)	(130,823)
Class 2	(1,708,698)	(820,333)
Investor	(1)	—
Net increase in net assets from share transactions of beneficial interest	7,147,994	4,097,207
Total increase in net assets	7,901,858	3,606,528

Net Assets:
Beginning of year	6,500,638	2,894,110
End of year	$14,402,496	$6,500,638
Undistributed net investment income at end of year	$225,058	$77,902

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
SHARE ACTIVITY
Class 1
Shares Sold	138,763		159,262
Shares Reinvested	2,402		0 (a)
Shares Redeemed	(24,383)		(11,629)
Net increase in shares of beneficial interest outstanding	116,782		147,633

Class 2
Shares Sold	718,772		292,511
Shares Reinvested	11,934		34,762
Shares Redeemed	(166,970)		(76,489)
Net increase in shares of beneficial interest outstanding	563,736		250,784

Investor Class
Shares Sold	0	(a)	1
Shares Redeemed	(0	) (a)	—
Net increase in shares of beneficial interest outstanding	0		1

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$11.43	$12.52	$12.32	$10.05	$8.67
Income (loss) from investment operations:
Net investment income (a) (b)	0.34	0.23	0.24	0.34	0.06
Net realized and unrealized gain (loss) on investments	1.18	(0.70)	0.38	2.04	1.32
Total income (loss) from investment operations	1.52	(0.47)	0.62	2.38	1.38
Less distributions from:
Net investment income	(0.14)	(0.14)	(0.13)	(0.09)	—
Net realized gain	(0.12)	(0.48)	(0.29)	(0.02)	—
Total distributions from net investment income and net realized gains	(0.26)	(0.62)	(0.42)	(0.11)	—
Net asset value, end of year	$12.69	$11.43	$12.52	$12.32	$10.05
Total return (c)	13.41%	(3.50)%	5.10%	23.68%	15.92%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$302	$77	$83	$74	$10 (e)
Ratio of expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b) (d)	2.81%	1.87%	1.92%	2.83%	0.69%
Portfolio turnover rate	16%	11%	36%	32%	32%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$11.36	$12.45	$12.27	$10.09	$8.66
Income (loss) from investment operations:
Net investment income (a) (b)	0.23	0.22	0.23	0.19	0.36
Net realized and unrealized gain (loss) on investments	1.25	(0.70)	0.36	2.09	1.08
Total income (loss) from investment operations	1.48	(0.48)	0.59	2.28	1.44
Less distributions from:
Net investment income	(0.12)	(0.13)	(0.12)	(0.08)	(0.01)
Net realized gain	(0.12)	(0.48)	(0.29)	(0.02)	—
Total distributions from net investment income and net realized gains	(0.24)	(0.61)	(0.41)	(0.10)	(0.01)
Net asset value, end of year	$12.60	$11.36	$12.45	$12.27	$10.09
Total return (c)	13.16%	(3.66)%	4.81%	22.63%	16.64%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$7,081	$4,719	$2,986	$1,716	$808
Ratio of expenses to average net assets (d)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (b) (d)	1.94%	1.79%	1.83%	1.68%	3.66%
Portfolio turnover rate	16%	11%	36%	32%	32%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$11.96	$12.83
Income (loss) from investment operations:
Net investment income (b) (c)	0.23	0.22
Net realized and unrealized gain (loss) on investments	1.25	(1.09)
Total gain (loss) from investment operations	1.48	(0.87)
Net asset value, end of period	$13.44	$11.96
Total return (d)	12.37%	(6.78)%
Ratios and Supplemental Data:
Net assets, end of period	$13 (f)	$12	(f)
Ratio of expenses to average net assets (e)	0.70%	0.70	% (g)
Ratio of net investment income to average net assets (c) (e)	1.69%	1.54	% (g)
Portfolio turnover rate	16%	11%

(a)	The Aggressive Growth ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Actual net assets, not truncated.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.93	$11.57	$11.72	$10.76	$9.57
Income (loss) from investment operations:
Net investment income (a) (b)	0.40	0.21	0.25	0.16	0.38
Net realized and unrealized gain (loss) on investments	0.50	(0.50)	0.30	0.80	0.81
Total income (loss) from investment operations	0.90	(0.29)	0.55	0.96	1.19
Less distributions from:
Net investment income	(0.14)	(0.17)	(0.21)	—	(0.00	) (f)
Net realized gain	(0.09)	(0.18)	(0.49)	—	—
Total distributions from net investment income and net realized gains	(0.23)	(0.35)	(0.70)	—	(0.00	) (f)
Net asset value, end of year	$11.60	$10.93	$11.57	$11.72	$10.76
Total return (c)	8.22%	(2.38)%	4.76%	8.92%	12.48%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$1,574	$22	$23	$12 (d)	$1,806
Ratio of expenses to average net assets (e)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b) (e)	3.53%	1.87%	2.09%	1.47%	3.62%
Portfolio turnover rate	32%	18%	21%	494%	117%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Actual net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.60	$11.23	$11.51	$10.69	$9.56
Income (loss) from investment operations:
Net investment income (a) (b)	0.22	0.19	0.20	0.20	0.30
Net realized and unrealized gain (loss) on investments	0.62	(0.49)	0.20	0.77	0.83
Total income (loss) from investment operations	0.84	(0.30)	0.40	0.97	1.13
Less distributions from:
Net investment income	(0.12)	(0.15)	(0.19)	(0.15)	(0.00	) (e)
Net realized gain	(0.09)	(0.18)	(0.49)	—	—
Total distributions from net investment income and net realized gains	(0.21)	(0.33)	(0.68)	(0.15)	(0.00	) (e)
Net asset value, end of year	$11.23	$10.60	$11.23	$11.51	$10.69
Total return (c)	7.91%	(2.56)%	3.54%	9.10%	11.86%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$7,747	$5,174	$4,206	$3,622	$1,450
Ratio of expenses to average net assets (d)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (b) (d)	2.01%	1.69%	1.74%	1.80%	2.82%
Portfolio turnover rate	32%	18%	21%	494%	117%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$10.93	$11.35
Income (loss) from investment operations:
Net investment income (b) (c)	0.23	0.07
Net realized and unrealized gain (loss) on investments	0.60	(0.49)
Total gain (loss) from investment operations	0.83	(0.42)
Net asset value, end of period	$11.76	$10.93
Total return (d)	7.59%	(3.70)%
Ratios and Supplemental Data:
Net assets, end of period	$12 (g)	$11	(g)
Ratio of expenses to average net assets (e)	0.70%	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	1.76%	1.44	% (f)
Portfolio turnover rate	32%	18%

(a)	The Balanced ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.70	$11.15	$11.07	$10.91	$9.91
Income (loss) from investment operations:
Net investment income (a) (b)	0.30	0.19	0.21	0.20	0.23
Net realized and unrealized gain (loss) on investments	0.36	(0.39)	0.05 (e)	0.32	0.80
Total income (loss) from investment operations	0.66	(0.20)	0.26	0.52	1.03
Less distributions from:
Net investment income	(0.13)	(0.17)	(0.05)	(0.22)	(0.03)
Net realized gain	—	(0.08)	(0.13)	(0.14)	—
Total distributions from net investment income and net realized gains	(0.13)	(0.25)	(0.18)	(0.36)	(0.03)
Net asset value, end of year	$11.23	$10.70	$11.15	$11.07	$10.91
Total return (c)	6.16%	(1.78)%	2.37%	4.81%	10.35%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$4,026	$251	$64	$66	$48
Ratio of expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b) (d)	2.66%	1.75%	1.87%	1.81%	2.15%
Portfolio turnover rate	93%	31%	27%	166%	107%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.63	$11.09	$11.03	$10.88	$9.90
Income (loss) from investment operations:
Net investment income (a) (b)	0.17	0.16	0.18	0.16	0.30
Net realized and unrealized gain (loss) on investments	0.45	(0.39)	0.06 (e)	0.33	0.71
Total income (loss) from investment operations	0.62	(0.23)	0.24	0.49	1.01
Less distributions from:
Net investment income	(0.08)	(0.15)	(0.05)	(0.20)	(0.03)
Net realized gain	—	(0.08)	(0.13)	(0.14)	—
Total distributions from net investment income and net realized gains	(0.08)	(0.23)	(0.18)	(0.34)	(0.03)
Net asset value, end of year	$11.17	$10.63	$11.09	$11.03	$10.88
Total return (c)	5.82%	(2.09)%	2.12%	4.57%	10.16%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$1,819	$2,475	$2,489	$583	$652
Ratio of expenses to average net assets (d)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (c) (d)	1.58%	1.42%	1.62%	1.41%	2.76%
Portfolio turnover rate	93%	31%	27%	166%	107%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$10.86	$11.16
Income (loss) from investment operations:
Net investment income (b) (c)	0.18	0.06
Net realized and unrealized gain (loss) on investments	0.44	(0.36)
Total gain (loss) from investment operations	0.62	(0.30)
Net asset value, end of period	$11.48	$10.86
Total return (d)	5.71%	(2.69)%
Ratios and Supplemental Data:
Net assets, end of period	$11 (g)	$11	(g)
Ratio of expenses to average net assets (e)	0.70%	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	1.33%	1.17	% (f)
Portfolio turnover rate	93%	31%

(a)	The Conservative ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012

Net asset value, beginning of year	$12.21	$13.38	$13.19	$11.17		$9.64
Income (loss) from investment operations:
Net investment income (a) (b)	0.29	0.33	0.28	0.25		0.26
Net realized and unrealized gain (loss) on investments	1.23	(0.91)	0.24	1.88		1.31
Total income (loss) from investment operations	1.52	(0.58)	0.52	2.13		1.57
Less distributions from:
Net investment income	(0.18)	(0.21)	(0.19)	(0.11)		(0.01)
Net realized gain	(0.28)	(0.38)	(0.14)	(0.00	) (c)	(0.03)
Total distributions from net investment income and net realized gains	(0.46)	(0.59)	(0.33)	(0.11)		(0.04)
Net asset value, end of year	$13.27	$12.21	$13.38	$13.19		$11.17
Total return (d)	12.60%	(4.09)%	3.94%	19.14%		16.31%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$2,518	$1,832	$859	$824		$371
Ratio of expenses to average net assets (e)	0.20%	0.20%	0.20%	0.20%		0.20%
Ratio of net investment income to average net assets (b) (e)	2.30%	2.47%	2.06%	2.03%		2.50%
Portfolio turnover rate	16%	21%	21%	23%		13%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Amount represents less than $0.01 per share.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012

Net asset value, beginning of year	$12.05	$13.22	$13.05	$11.07		$9.58
Income (loss) from investment operations:
Net investment income (a) (b)	0.26	0.25	0.24	0.23		0.42
Net realized and unrealized gain (loss) on investments	1.21	(0.85)	0.24	1.85		1.11
Total income (loss) from investment operations	1.47	(0.60)	0.48	2.08		1.53
Less distributions from:
Net investment income	(0.16)	(0.19)	(0.17)	(0.10)		(0.01)
Net realized gain	(0.28)	(0.38)	(0.14)	(0.00	) (c)	(0.03)
Total distributions from net investment income and net realized gains	(0.44)	(0.57)	(0.31)	(0.10)		(0.04)
Net asset value, end of year	$13.08	$12.05	$13.22	$13.05		$11.07
Total return (d)	12.32%	(4.34)%	3.66%	18.89%		15.99%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$9,919	$6,490	$4,817	$4,108		$2,026
Ratio of expenses to average net assets (e)	0.45%	0.45%	0.45%	0.45%		0.45%
Ratio of net investment income to average net assets (b) (e)	2.10%	1.91%	1.83%	1.90%		3.86%
Portfolio turnover rate	16%	21%	21%	23%		13%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Amount represents less than $0.01 per share.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$12.62	$13.51
Income (loss) from investment operations:
Net investment income (b) (c)	0.28	0.09
Net realized and unrealized gain (loss) on investments	1.19	(0.98)
Total gain (loss) from investment operations	1.47	(0.89)
Net asset value, end of period	$14.09	$12.62
Total return (d)	11.65%	(6.59)%
Ratios and Supplemental Data:
Net assets, end of period	$14 (g)	$13	(g)
Ratio of expenses to average net assets (e)	0.70%	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	1.85%	1.66	% (f)
Portfolio turnover rate	16%	21%

(a)	The Growth ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.07	$11.12	$11.75	$10.52	$9.16
Income (loss) from investment operations:
Net investment income (a) (b)	0.26	0.22	0.22	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.82	(0.59)	0.22	1.12	1.10
Total income (loss) from investment operations	1.08	(0.37)	0.44	1.39	1.39
Less distributions from:
Net investment income	(0.07)	—	(0.28)	(0.12)	(0.03)
Net realized gain	(0.06)	(0.68)	(0.79)	(0.04)	—
Total distributions from net investment income and net realized gains	(0.13)	(0.68)	(1.07)	(0.16)	(0.03)
Net asset value, end of year	$11.02	$10.07	$11.12	$11.75	$10.52
Total return (c)	10.79%	(3.13)%	3.83%	13.25%	15.20%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$3,041	$1,604	$129	$2,002	$936
Ratio of expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b) (d)	2.50%	2.53%	1.83%	2.43%	2.93%
Portfolio turnover rate	19%	37%	46%	80%	21%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$9.77	$11.04	$11.69	$10.48	$9.15
Income (loss) from investment operations:
Net investment income (a) (b)	0.24	0.21	0.22	0.21	0.36
Net realized and unrealized gain (loss) on investments	0.78	(0.62)	0.18	1.15	1.00
Total income (loss) from investment operations	1.02	(0.41)	0.40	1.36	1.36
Less distributions from:
Net investment income	(0.06)	(0.18)	(0.26)	(0.11)	(0.03)
Net realized gain	(0.06)	(0.68)	(0.79)	(0.04)	—
Total distributions from net investment income and net realized gains	(0.12)	(0.86)	(1.05)	(0.15)	(0.03)
Net asset value, end of year	$10.67	$9.77	$11.04	$11.69	$10.48
Total return (c)	10.52%	(3.43)%	3.48%	13.02%	14.89%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$11,362	$4,897	$2,765	$2,240	$1,645
Ratio of expenses to average net assets (d)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (b) (d)	2.34%	1.94%	1.91%	1.92%	3.55%
Portfolio turnover rate	19%	37%	46%	80%	21%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$10.63	$11.22
Income (loss) from investment operations:
Net investment income (b) (c)	0.25	0.08
Net realized and unrealized gain (loss) on investments	0.77	(0.67)
Total gain (loss) from investment operations	1.02	(0.59)
Net asset value, end of period	$11.65	$10.63
Total return (d)	9.60%	(5.26)%
Ratios and Supplemental Data:
Net assets, end of period	$12 (g)	$11	(g)
Ratio of expenses to average net assets (e)	0.70%	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	2.09%	1.69	% (f)
Portfolio turnover rate	19%	37%

(a)	The Moderate Growth ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	ORGANIZATION

The TOPS® ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of five different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Aggressive Growth ETF Portfolio	Capital appreciation.
Balanced ETF Portfolio	Income and capital appreciation.
Conservative ETF Portfolio	Preserve capital and provide moderate income and moderate capital appreciation.
Growth ETF Portfolio	Capital appreciation.
Moderate Growth ETF Portfolio	Capital appreciation.

The Portfolios currently offer three classes of shares: Class 1 Shares, Class 2 Shares, and Investor Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Funds of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end funds investment companies.

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for each Portfolio’s investments measured at fair value:

Aggressive Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,208,882	$—	$—	$7,208,882
Short-Term Investment	169,298	—	—	169,298
Total	$7,378,180	$—	$—	$7,378,180

Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,134,715	$—	$—	$9,134,715
Short-Term Investment	195,737	—	—	195,737
Total	$9,330,452	$—	$—	$9,330,452

Conservative ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,728,559	$—	$—	$5,728,559
Short-Term Investment	183,692	—	—	183,692
Total	$5,912,251	$—	$—	$5,912,251

Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,182,314	$—	$—	$12,182,314
Short-Term Investment	394,218	—	—	394,218
Total	$12,576,532	$—	$—	$12,576,532

Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,166,758	$—	$—	$14,166,758
Short-Term Investment	228,698	—	—	228,698
Total	$14,395,456	$—	$—	$14,395,456

The Portfolios did not hold any Level 2 or Level 3 securities during the year ended December 31, 2016.

There were no transfers into or out of any level during the year ended December 31, 2016. It is the Portfolios’ policy to record transfers between levels at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013-2015 tax returns or expected to be taken in each Portfolio’s 2016 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Aggressive Growth ETF Portfolio	$2,373,349	$964,046
Balanced ETF Portfolio	5,326,712	2,264,424
Conservative ETF Portfolio	5,778,767	2,963,065
Growth ETF Portfolio	4,277,655	1,545,552
Moderate Growth ETF Portfolio	9,196,321	1,773,556

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.10% of each Portfolio’s average daily net assets. Please see below for the advisory fees incurred by each Portfolio for the year ended December 31, 2016.

Fund	Advisory Fees
Aggressive Growth ETF Portfolio	$5,984
Balanced ETF Portfolio	7,141
Conservative ETF Portfolio	3,162
Growth ETF Portfolio	9,769
Moderate Growth ETF Portfolio	9,450

The Trust, on behalf of the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares and Investor Class shares. The fee is calculated at an annual rate of 0.25% and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2016, the Portfolios paid the following in distribution fees under the Plan.

Fund	Distribution Fees
Aggressive Growth ETF Portfolio	$14,674
Balanced ETF Portfolio	16,936
Conservative ETF Portfolio	4,760
Growth ETF Portfolio	19,484
Moderate Growth ETF Portfolio	18,760

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the year ended December 31, 2016, the Trustees received fees in the amount of $9,710 on behalf of each Portfolio.

The approved entities may be affiliates of GFS and the Distributor. A Trustee and certain Officers of the Trust are Officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from GFS under the administrative servicing agreement.

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Aggressive Growth ETF Portfolio

Pruco Life Insurance Company	55%
Ohio National Life Insurance Company	40%

Balanced ETF Portfolio

Pruco Life Insurance Company	36%

Conservative ETF Portfolio

Members Life Insurance Company	64%

Growth ETF Portfolio

Ohio National Life Insurance Company	39%
Pruco Life Insurance Company	36%

Moderate Growth ETF Portfolio

Pruco Life Insurance Company	57%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Portfolio distributions paid for the year ended December 31, 2016 and December 31, 2015 was as follows:

	For the year ended December 31, 2016			For the year ended December 31, 2015
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$66,593	$66,484	$133,077	$41,961	$158,382	$200,343
Balanced ETF Portfolio	81,533	57,963	139,496	69,018	81,975	150,993
Conservative ETF Portfolio	36,417	—	36,417	46,775	4,086	50,861
Growth ETF Portfolio	132,774	228,055	360,829	100,330	202,996	303,326
Moderate Growth ETF Portfolio	77,934	71,839	149,773	191,797	137,052	328,849

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss		Total
	Ordinary	Long-Term	Carry	and	Unrealized	Accumulated
Fund	Income	Capital Gains	Forwards	Late Year Loss	Appreciation	Earnings
Aggressive Growth ETF Portfolio	$117,036	$83,635	$—	$—	$403,815	$604,486
Balanced ETF Portfolio	151,879	96,702	—	—	164,840	413,421
Conservative ETF Portfolio	63,654	—	(8,111)	—	30,451	85,994
Growth ETF Portfolio	215,907	119,731	—	—	648,165	983,803
Moderate Growth ETF Portfolio	238,039	40,673	—	—	363,416	642,128

The difference between book basis and tax basis accumulated net realized gains and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2016, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Conservative ETF Portfolio	$—	$8,111	$8,111

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of ordinary income distributions, resulted in reclassifications for the following Portfolios for the year ended December 31, 2016 as follows:

	Undistributed	Undistributed
	Ordinary Income	Long-Term Gains
Fund	(Loss)	(Loss)
Aggressive Growth ETF Portfolio	$(24)	$24
Balanced ETF Portfolio	(12)	12
Moderate Growth ETF Portfolio	(14)	14

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio and TOPS Moderate Growth ETF Portfolio

We have audited the accompanying statements of assets and liabilities of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio and TOPS Moderate Growth ETF Portfolio (the “Portfolios”), each a series of shares of beneficial interest in Northern Lights Variable Trust, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio and TOPS Moderate Growth ETF Portfolio as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 15, 2017

TOPS® ETF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2016

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 1	Ratio	7-1-16	12-31-16	Period*	12-31-16	Period*
Aggressive Growth ETF Portfolio	0.20%	$1,000.00	$1,082.90	$1.05	$1,024.13	$1.02
Balanced ETF Portfolio	0.20%	$1,000.00	$1,031.20	$1.02	$1,024.13	$1.02
Conservative ETF Portfolio	0.20%	$1,000.00	$1,019.70	$1.02	$1,024.13	$1.02
Growth ETF Portfolio	0.20%	$1,000.00	$1,069.90	$1.04	$1,024.13	$1.02
Moderate Growth ETF Portfolio	0.20%	$1,000.00	$1,050.60	$1.03	$1,024.13	$1.02

TOPS® ETF Portfolios

EXPENSE EXAMPLES (Unaudited)(Continued)

December 31, 2016

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 2	Ratio	7-1-16	12-31-16	Period*	12-31-16	Period*
Aggressive Growth ETF Portfolio	0.45%	$1,000.00	$1,082.10	$2.36	$1,022.87	$2.29
Balanced ETF Portfolio	0.45%	$1,000.00	$1,029.60	$2.30	$1,022.87	$2.29
Conservative ETF Portfolio	0.45%	$1,000.00	$1,018.00	$2.28	$1,022.87	$2.29
Growth ETF Portfolio	0.45%	$1,000.00	$1,068.30	$2.34	$1,022.87	$2.29
Moderate Growth ETF Portfolio	0.45%	$1,000.00	$1,049.30	$2.32	$1,022.87	$2.29

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Investor Class	Ratio	7-1-16	12-31-16	Period*	12-31-16	Period*
Aggressive Growth ETF Portfolio	0.70%	$1,000.00	$1,076.90	$3.65	$1,021.62	$3.56
Balanced ETF Portfolio	0.70%	$1,000.00	$1,028.00	$3.57	$1,021.62	$3.56
Conservative ETF Portfolio	0.70%	$1,000.00	$1,017.70	$3.55	$1,021.62	$3.56
Growth ETF Portfolio	0.70%	$1,000.00	$1,064.20	$3.63	$1,021.62	$3.56
Moderate Growth ETF Portfolio	0.70%	$1,000.00	$1,044.80	$3.60	$1,021.62	$3.56

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2016

The deliberation summary below may apply to one or more portfolios that are not the subject of this annual report, but are included because they could not be meaningfully separated from the deliberations that apply to the portfolio or portfolios included in this annual report.

ValMark Adviser, Inc. (Adviser to portfolios referred to as TOPS Conservative, TOPS Balanced, TOPS Moderate Growth, TOPS Growth, TOPS Aggressive Growth, TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, and TOPS Managed Risk Flex)

In connection with the regular meeting held on November 17-18, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between, ValMark Adviser, Inc. (“ValMark”), and the Trust, with respect to the TOPS Conservative, TOPS Balanced, TOPS Moderate Growth, TOPS Growth, TOPS Aggressive Growth, TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, and TOPS Managed Risk Flex (the “Portfolios”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser, has approximately $5.2 billion in assets under management, and provides investment advisory and risk management services through various portfolio management programs for high net worth and institutional clients that include insurance firms and investment companies. They reviewed the background information of the key investment personnel responsible for servicing the TOPS Portfolios. They considered that ValMark experienced two personnel changes within the previous calendar year, but noted that both positions were filled immediately with experienced professionals, and that the turnover did not exhibit any negative impact on the level of service provided. The Trustees reviewed ValMark’s investment process, which utilizes historical performance correlations and risks, as measured by return volatility, with each portfolio using a combination of asset allocation technology and investment diversification across several asset classes. They further noted that ValMark reviews the portfolios’ asset allocations regularly and rebalances when necessary to ensure alignment with each Portfolio’s stated investment objective. The Trustees noted ValMark reported no material compliance or litigation issues since the last advisory agreement renewal. The Trustees noted that ValMark has a robust corporate infrastructure with more than adequate resources to support its investment team. The Board concluded that ValMark should continue to provide a high level of quality service to the portfolios for the benefit of shareholders and should continue to be retained.

Performance.

TOPS Conservative. The Trustees reviewed the Fund’s performance and noted that it produced returns similar to its Morningstar category. They noted that the Fund’s return over the 5-year period had outpaced the Morningstar category over the same time period. The Trustees considered that the Fund has a higher equity portfolio than the Morningstar category, which translated to better performance than the

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

category. The Trustees noted that Fund’s standard deviation had been slightly higher than the Morningstar category but continued to be reasonable. They further noted that the Fund was designed to preserve capital while generating moderate income and moderate capital appreciation. The Trustees concluded that the Fund was meeting its objective and that ValMark should be retained.

TOPS Balanced. The Trustees noted that the Fund had performed well compared to its Morningstar assigned category. They further noted that the Fund’s standard deviation was similar to the Fund’s benchmark. The Trustees acknowledged ValMark’s belief that the Fund’s underperformance over the 3- and 5-year time periods was due to its allocation to non-U.S. equities as well as its lower equity exposure overall. The Trustees noted that over the 1- and 2-year time periods the Fund had performed well relative to its benchmark, particularly due to the Fund’s increased exposure to bonds, natural resources, emerging market bonds, and emerging market equities. The Trustees positively noted that ValMark continued to execute a strategy of global diversification, which the Board believed had proven effective. The Trustees concluded that ValMark should be retained.

TOPS Moderate. The Trustees noted that the Fund had performed in a solid manner when compared to the Morningstar category and its stated benchmark. The Trustees acknowledged the adviser’s belief that the Fund’s slight underperformance over a 5-year period was due to the Fund’s allocation to emerging markets, although its outperformance in more recent years could be attributed to the same emerging markets allocation. The Trustees noted their belief that the adviser continued to be disciplined in implementing its diversification strategy, which the Board noted had served shareholders well. The Trustees noted that the Fund has exhibited less volatility than equity markets while providing capital appreciation, in line with the objective of the Fund. The Trustees concluded that the adviser should be retained.

TOPS Growth. The Trustees noted that the Fund had performed well in providing capital appreciation. They further noted that the Fund had taken on more risk than either its stated benchmark or its Morningstar category. The Trustees acknowledged that the Fund had a lower Sharpe ratio than its benchmark, but had still generated strong annualized returns over the past 5 years. The Trustees noted that the adviser continued to implement its stated strategy of global diversification. They recognized that this diversification would, at times, cause underperformance, but noted that as asset classes cycle there will be times of outperformance, as can be seen in the history of the Fund. The Trustees concluded that the adviser had performed well in meeting the object of the Fund and should be retained.

TOPS Aggressive. The Trustees noted that the Fund has done a reasonable job of performing when compared to its stated benchmark, and assigned Morningstar category. They further noted that the Fund’s standard deviation remained in a similar range to its benchmark and Morningstar category, but had lagged in return over the majority of the last 5 years. The Trustees acknowledged that the Fund had exhibited better performance over the past year due to its exposure to emerging markets. The Trustees noted that the Fund had achieved a solid annualized return over the last 5 years, which met its main objective of capital appreciation. After further discussion, the Trustees concluded that the adviser should be retained.

TOPS Managed Risk Balanced. The Trustees noted that the Fund performed in a reasonable fashion when compared to its assigned Morningstar category. They further noted that the Fund lagged slightly over the 5-year period, but outperformed slightly over 1- and 3-year periods. The Trustees acknowledged that hedges utilized by the Fund could be expected to hinder performance. The Trustees noted however, that even with the added cost of the hedge, the Fund had generated a modest annualized return to shareholder over the 5-year period. They further noted that the Fund was performing as would be expected, and if the markets experience a sustained downtrend, the hedges would be expected to reduce downside risk. The

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

Trustees concluded that the sub-adviser and adviser should be retained, as they implemented the Fund’s strategy as designed with appropriate returns for shareholders.

TOPS Managed Risk Moderate Growth. The Trustees noted that the Fund had given up a large portion of its returns due to its hedging strategy. The Trustees acknowledged that the Fund desired to exhibit less volatility than equity markets while still providing capital appreciation. To this end, the Trustees noted that the Fund has accomplished a lower standard deviation than the equity markets, but had sacrificed substantial return to do so, exemplified by the Fund’s low Sharpe ratio. The Trustees noted that the adviser and sub-adviser are performing the Fund’s strategy as designed, and were meeting the Fund’s objective, although better risk-adjusted returns were desirable. The Trustees concluded that the adviser and sub-adviser should be retained for the benefit of investors who desire this strategy.

TOPS Managed Risk Growth ETF. The Trustees noted that the Fund had provided a modest positive return over the last 5 years, while exhibiting a lower standard deviation than equity markets. However, the Trustees acknowledged that the amount of return given up due to the use of hedges was higher than they would like based on the Fund’s Sharpe ratio, which lagged the Fund’s stated index. The Trustees noted that during a sustained market decline, the use of hedges would be more effective. The Trustees concluded that the adviser and sub-adviser had executed the Fund’s strategy as stated for the benefit of shareholders, and should be retained.

TOPS Managed Risk Flex. The Trustees noted that the Fund had generated a positive return over the last 3 years. They further noted that this performance lagged the Fund’s assigned Morningstar category. The Trustees attributed this lag to the Fund’s allocation of assets to international equities, its shorter duration of bond holdings as compared to its category, and the use of the sub-adviser’s hedging strategy. The Trustees acknowledged that the Fund’s hedging strategy had reduced some downside risk, but had also reduced returns due to sharp rebounds in the equity markets. The Trustees noted that the adviser and sub-adviser continued to implement the Fund’s stated strategy in accordance with the Fund’s prospectus. They further concluded that the adviser and sub-adviser should be retained for shareholders who desire this strategy.

Fees and Expenses.

TOPS Conservative, TOPS Balanced, TOPS Moderate, TOPS Growth, and TOPS Aggressive (“TOPS Non-Risk Managed Portfolios”). The Trustees reviewed the advisory fee of each of the TOPS Non-Risk Managed Portfolios and noted the adviser charged a fee of 0.10% for advisory services to each Portfolio. They considered each TOPS Non-Risk Managed Portfolio’s advisory fee and net expense ratio relative to the adviser selected peer group and assigned Morningstar category noting that in each instance the Portfolio’s fee and expense ratio were significantly lower than the average of either comparison group. The Trustees concluded that the fees for the TOPS Non-Risk Managed Portfolios are very competitive, and concluded that each advisory fee was reasonable and should continue to be attractive to shareholders.

TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, TOPS Managed Risk Flex (“TOPS Risk Managed Portfolios”). The Trustees reviewed the advisory fee of each of the TOPS Risk Managed Portfolios noting the adviser charged a fee of 0.30% for advisory services to each Portfolio. They considered each TOPS Risk Managed Portfolio’s advisory fee and net expense ratio relative to the adviser selected peer group and assigned Morningstar category noting that in each instance the Portfolio’s fee and expense ratio were lower than the average and among the lowest in the benchmark groups. The Trustees noted that the assets of the peer group funds were each higher than that of the TOPS Risk Managed Portfolios. The Trustees concluded that the adviser offered access to a

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

strategy at a fee significantly lower than the market, as evidenced by benchmark data, bear and, therefore, was not unreasonable.

Economies of Scale. The Trustees noted the Portfolios’ competitive fees and the adviser’s assertion that breakpoints would, therefore, be unlikely in the near term. They considered, however, the adviser’s willingness to discuss the matter of economies as a Portfolio’s size materially increases. After further discussion, it was the consensus of the Trustees that based on the existing, competitive fees and each Portfolio’s current asset level, economies had not yet been reached at this time and the absence of breakpoints was reasonable. They committed to revisiting and reviewing the matter of economies of scale as each Portfolio’s size increases significantly.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Portfolio and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided to each Portfolio. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a loss in connection with its relationship to all of the Portfolios, except TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, but in each case the Board considered the profits to be reasonable. After further discussion, the Trustees concluded that the adviser was not realizing an excessive profit from its management of any of the TOPS Portfolios.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement for each Portfolio was in the best interests of the shareholders of each TOPS Portfolio.

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

The deliberation summary below may apply to one or more portfolios that are not the subject of this annual report, but are included because they could not be meaningfully separated from the deliberations that apply to the portfolio or portfolios included in this annual report.

Milliman Financial Risk Management LLC (Sub-Adviser to TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio, and TOPS® Moderate Growth ETF Portfolio (“TOPS Portfolios”)

In connection with a Board meeting held on March 23-24, 2016, the Trustees considered the Approval of a subadvisory agreement between the Adviser and Milliman Financial Risk Management LLC (“Milliman”).

At the Board Meeting, the Trustees considered the approval of the Proposed Sub-Advisory Agreement with Milliman. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment, in determining the material factors to be considered in evaluating the Proposed Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Proposed Sub-Advisory Agreement:

Nature, Extent and Quality of Service. The Trustees considered the background information of the personnel who will be responsible for serving the TOPS Portfolios, noting that the investment team has substantial and varied financial industry experience. They reviewed the proposed role of Milliman with respect to the TOPS Portfolios, noting that the firm’s role would consist of running the adviser’s models and providing trade execution services based on the model’s signals, subject to ValMark’s oversight. They also noted that Milliman would exercise its own trading style designed to optimize efficiency, and would have some discretion on which securities in the model to trade and when in the day to conduct the trade. The Trustees noted that while the adviser will remain responsible for monitoring compliance with each TOPS Portfolio’s investment limitations, Milliman will use its order management system to set trading parameters and monitor trades on a real time basis. They observed that the sub-adviser has a robust best execution process, performing annual reviews of brokers based on various qualitative and quantitative factors. The Trustees noted that the sub-adviser under went a routine SEC examination, which resulted in what the Board considered to be nonmaterial deficiencies that were promptly addressed. The Trustees acknowledged their familiarity with Milliman from its role as sub-adviser to the TOPS Managed Risk Portfolios and expressed their opinion that the firm is an industry leader in providing risk management services. The Trustees noted the benefits Milliman could bring to the TOPS Portfolios, including optimized trading efficiencies and access to a greater network of trading relationships. The Trustees concluded that Milliman is well-qualified to serve in the proposed role, and should provide high quality service to the TOPS Portfolios, the adviser and shareholders.

Performance. The Trustees reviewed the proposed limited role of Milliman. They noted that the firm was being engaged to optimize trading in the TOPS Portfolios, while the adviser intended to continue to make allocation and primary security selection decisions in the near future. They further noted that Milliman would be charged primarily with improving the cost and efficiency of the trading process. They observed that Milliman has its own trading system as well as trading platforms in Chicago, London and Sydney. They noted that Milliman provides service to over $169 billion in assets, which gives the firm substantial expertise in trading strategies. They discussed the fact that Milliman is expected to implement a new trading

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

style that is expected to optimize efficiencies. They recalled that the adviser and Milliman have substantial experience working together through the TOPS Managed Risk Portfolios, and they noted the adviser’s assertion that allowing Milliman to implement its trading strategies will benefit shareholders.

Fees and Expenses. The Trustees considered that the sub-adviser will not receive sub-advisory fees for services provided in 2016, and will receive an annual sub-advisory fee of $10,000 per TOPS Portfolio for services provided after December 31, 2016. They considered the sub-adviser’s initial limited role with respect to these Portfolios and anticipated increase in trading efficiencies, and after further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the TOPS Portfolios. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the current low fee did not warrant a discussion of breakpoints.

Profitability. The Trustees considered the anticipated profits to be realized by the sub-adviser in connection with its relationship with the TOPS Portfolios and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the TOPS Portfolios. The Trustees noted that the sub-adviser estimates realizing a loss in the first two fiscal years of engagement as sub-adviser and, therefore, it was not necessary to conclude whether the anticipated level of profit was excessive or not.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the sub-advisory agreement was in the best interests of the TOPS® Conservative ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Moderate Growth ETF Portfolio, TOPS® Growth ETF Portfolio and TOPS® Aggressive Growth ETF Portfolio and each Portfolio’s shareholders.

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014) and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Schroder Global Series Trust (2012- February 2017); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015) and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); CLA Strategic Allocation Fund (2014-2015) and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011);
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012) and Northern Lights Fund Trust (since 2007)

12/31/16-NLVT-v3

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013) and Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2016, the Trust was comprised of [20] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and to Funds managed by the Advisor that are series of Northern Lights Fund Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

****	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/16-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2015 - $52,500

FYE 2016 - $55,000

(b)	Audit-Related Fees

FYE 2015 - None

FYE 2016 - None

(c)	Tax Fees

FYE 2015 - $10,000

FYE 2016 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2015 - None

FYE 2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $52,500

2016 - $55,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/21/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 2/21/17